Exhibit 10.9(A)

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AMENDED AND RESTATED LEASE AGREEMENT

THIS AMENDED AND RESTATED LEASE AGREEMENT (this “Lease”) is made as of this 29th day of December, 2010 (the “Lease Date”), between ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company (“Landlord”), and ACHAOGEN, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Prior to the Lease Date, Oscient Pharmaceuticals Corporation, a Massachusetts corporation (“Oscient”) (as successor-in-interest to Genesoft, Inc.), and Landlord (as successor-in-interest to MJ Research Company, Inc.) were parties to that certain Agreement of Lease dated as of October 6, 2000, as amended by that certain First Amendment to Lease dated as of December 5, 2002; and as further amended by that certain Second Amendment to Lease dated as of March 25, 2004, whereby Landlord leased to Oscient approximately 68,640 rentable square feet (“RSF”) of the Building (as hereinafter defined) (the “Oscient Premises”).

B. Prior to the Lease Date, Tenant subleased from Oscient a portion of the Oscient Premises (the “Oscient Sublease Premises”)) pursuant to that certain Sublease dated as of August 18, 2004 (the “Original Oscient Sublease”), as amended by that certain First Amendment to Sublease by and between Tenant and Oscient dated as of January 18; 2007 (the “First Oscient Sublease Amendment”), and as further amended by that certain Second Amendment to Sublease by and between Tenant and Oscient dated as of September 11, 2008 (the “Second Oscient Sublease Amendment,” collectively with the Original Oscient Sublease and the First Oscient Sublease Amendment, the “Oscient Sublease”).

C. Prior to the Lease Date, Landlord and Tenant entered into that certain Lease Agreement dated October 12, 2009, as amended by that certain letter agreement between Landlord and Tenant dated October 30, 2009, as further amended by that certain letter agreement between Landlord and Tenant dated May 19, 2010 (as amended, the “Existing Lease”) pursuant to which Tenant leased (i) the Oscient Sublease-Premises directly from Landlord and (ii) a portion of the Building described in the Existing Lease as “Premises East”.

F. Effective as of March 1, 2011 (the “Effective Date”), Landlord and Tenant desire to amend and restate the Existing Lease in its entirety, to among other things, modify the Premises demised under the Lease.

BASIC LEASE PROVISIONS

Address:	7000 Shoreline Court, South San Francisco, California

Premises:	Prior to the Premises East Commencement Date, the “Premises” hereunder shall continue to consist of and be defined as the approximately 30,651 RSF premises defined as the “Premises” in the Existing Lease (the “Existing Lease Premises”).

From and after the Premises East Commencement Date, the “Premises” hereunder shall consist of and be defined as that portion of the Project, deemed to contain approximately 35,411 RSF, consisting of (a) a portion of the Project as shown on Exhibit A-1 attached hereto (“Premises West”), and (b) a portion of the Project as shown on Exhibit A-2 attached hereto (“Premises East”).

Project:	The real property on which the building (the “Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

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Base Rent:

Period	RSF	Base Rent per Month	Base Rent per RSF per Month
March 1, 2011 – Premises East Commencement Date	30,651	$70,497.30	$2.30
Premises East Commencement Date – March 31, 2012	35,411	$81,445.30	$2.30
April 1, 2012 – March 31, 2013	35,411	$92,068.60	$2.60
April 1, 2013 – March 31, 2014	35,411	$102,691.90	$2.90

Rentable Area of Premises: Prior to the Premises East Commencement Date: 30,651 RSF.
After the Premises East Commencement Date: 35,411 RSF.

Rentable Area of Project: 136,393 RSF

Tenant’s Share of Operating Expenses: Prior to the Premises East Commencement Date: 22.47%.
After the Premises East Commencement Date: 25.96%.

Security Deposit:	$175,937.00, consisting of $127,359.00 for Premises West (the “Premises West Security Deposit”) and $48,578.00 for Premises East (the “Premises East Security Deposit”)

Base Term:	A term beginning on the Effective Date and ending March 31, 2014.

Extension Term:	April 1, 2014 through March 31,2019

Permitted Use:	Research and development, laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 51783	385 E. Colorado Boulevard, Suite 299
Los Angeles, CA 90051-6083	Pasadena, CA 91101
Attention: Corporate Secretary

Tenant’s Notice Address:

7000 Shoreline Court

South San Francisco, CA 94080

Attention: Finance Department

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒ EXHIBIT A-1 –	PREMISES WEST DESCRIPTION
☒ EXHIBIT A-2 –	PREMISES EAST DESCRIPTION
☒ EXHIBIT B –	DESCRIPTION OF PROJECT

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☒ EXHIBIT C –	RELINQUISHED SPACE
☒ EXHIBIT D –	RULES AND REGULATIONS
☒ EXHIBIT E-1 –	REMOVABLE INSTALLATIONS
☒ EXHIBIT E-2 –	LANDLORD’S PERSONAL PROPERTY
☒ EXHIBIT F –	WORK LETTER
☒ EXHIBIT G –	FORM SNDA
☒ EXHIBIT H –	ACKNOWLEDGEMENT OF COMMENCEMENT DATE

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, (i) effective as of the Effective Date, Landlord hereby leases the Existing Lease Premises to Tenant and Tenant hereby leases the Existing Lease Premises from Landlord and (ii) effective as of the Premises East Commencement Date (as hereinafter defined), Landlord hereby leases Premises West (as defined in the Basic Lease Provisions above) and Premises East (as defined in the Basic Lease Provisions above) to Tenant and Tenant hereby leases Premises West (as defined in the Basic Lease Provisions above) and Premises East (as defined in the Basic Lease Provisions above) from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify the Common Areas, provided that such modifications do not materially and adversely affect Tenant’s use of or access to the Premises for the Permitted Use.

2. Prior Lease; Commencement Date; Term; Acceptance of Premises.

(a)	Prior Lease; Term.

(i) Effective as of the Effective Date, the Existing Lease shall terminate and be of no further force and effect other than any obligations of the parties thereunder intended to survive termination of the Existing Lease and thereafter this Lease shall govern the relationship between Landlord and Tenant as to the Premises.

(ii) Landlord and Tenant acknowledge and agree that the Existing Lease Premises include the portion of the Building depicted on Exhibit C attached hereto (the “Relinquished Space”). On or before the Premises East Commencement Date, Tenant shall vacate and surrender the Relinquished Space in the condition required by the Existing Lease as if the “Term” of the Existing Lease had expired as to the Relinquished Space on the Premises East Commencement Date and Tenant’s failure to do so shall constitute a holding over with respect to the Relinquished Space under Section 8 of this Lease. Following the Premises East Commencement Date, the Premises shall not include the Relinquished Space. Notwithstanding the foregoing, Tenant shall be entitled to surrender the Relinquished Space without removing or restoring any alterations currently in the Restoration Space and without improving the condition or the Restoration Space from its condition as of the Lease Date.

(iii) The “Premises East Commencement Date” shall be the later of (i) April 1, 2011 and (ii) the date that Landlord delivers the Premises East to Tenant with the Landlord’s Work (defined below) other than the Demising Work (as defined in the Work Letter) substantially completed and in vacant, broom clean condition. The “Term” of this, Lease shall be the Base Term, as defined above in the Basic Lease Provisions, and any Extension Term which Tenant may elect pursuant to Section 40 hereof. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Premises East Commencement Date and the expiration date of the Term in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

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Notwithstanding anything to the contrary contained herein, for the period of 60 consecutive days after the Premises East Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to portions of the Premises East and the Building Systems serving the Premises East which are newly installed as part of Landlord’s Work, unless Tenant was responsible for the cause of such repair, in which case Tenant shall pay the cost.

(iv) This Lease constitutes the complete agreement of Landlord and Tenant with respect to the direct lease between Landlord and Tenant of the Premises, and supersedes any and all prior representations, inducements, promises, agreements, understandings, and negotiations that are not contained herein.

(b) Acceptance of Premises. Tenant has been in possession of, and conducting business in, Premises West under the Existing Lease and intends to continue conducting business in Premises West from and after the Effective Date. As a result, Tenant is the party most familiar with the condition of Premises West as of the Effective Date. As conclusively evidenced by Tenant’s execution and delivery of this Lease, Tenant accepts the Premises “as is”, in their condition as of the Effective Date, without any qualifications, restrictions, or limitations, subject to all applicable Legal Requirements (as defined in Section 7 hereof), except Landlord’s obligation to complete Landlord’s Work (as defined in the Work Letter). Further, since (i) Premises West will not be empty and/or unoccupied at any time prior to the Effective Date and Landlord will have no opportunity to inspect, examine, and/or audit Premises West in order to establish the condition of Premises West as of the Effective Date, Landlord shall have no liability for any defects in Premises West and shall have no obligation to perform any work (other than Landlord’s Work) or to refurbish, finish, or otherwise alter Premises West in order to prepare Premises West for Tenants use or occupancy; and (ii) Premises East will not be empty and/or unoccupied at any time prior to the Premises East Commencement Date and Landlord will have no opportunity to inspect, examine, and/or audit Premises East in order to establish the condition of Premises East as of the Premises East Commencement Date, except as otherwise provided herein, Landlord shall have no liability for any defects in Premises East and shall have no obligation to perform any work (other than Landlord’s Work) or to refurbish, finish, or otherwise alter Premises East in order to prepare Premises East for Tenant’s use or occupancy. Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The first month’s Base Rent with respect to Premises West and the Premises West Security Deposit (as hereinafter defined) shall be due and payable on delivery of an executed copy of this Lease to Landlord. The first month’s Base Rent with respect to Premises East and the Premises East Security Deposit (as hereinafter defined) shall be due and payable on the Premises East Commencement Date. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

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(b) Additional Rent. In addition to Base Rent, subject to Section 3(a), commencing on the Effective Date with respect to Premises West and commencing on the Premises East Commencement Date with respect to Premises East, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Intentionally Omitted.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time but in no event more than twice during such calendar year. Commencing on the Effective Date, during each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated in accordance with Section 25.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project, including, without duplication, Taxes (as defined in Section 9), reasonable reserves consistent with good business practice for future repairs and replacements, capital repairs and improvements to the Project amortized over the lesser of 7 years and the useful lives of such capital items (with Tenant not to be charged for any components of Operating Expenses to the extent that the components are paid for by application of reserves, regardless of whether the reserves were collected by Landlord prior to or during the Term), and the costs of Landlord’s third party property manager not to exceed 3.0% of Base Rent (or, if there is no third party property manager, administration rent in the amount of 3.0% of Base Rent), excluding only:

(a) the original construction costs of the Project and renovation prior to the Effective Date or the Premises East Commencement Date, as applicable, and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, points, fees, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project or outside of the Project, free rent and construction allowances for tenants;

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(f) legal and other expenses incurred in the negotiation or enforcement of leases or the securing or defense of Landlord’s title to the Building or the Project;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) intentionally omitted;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project, provided, that, any salaries, wages, benefits, and other compensation paid to officers and employees of Landlord who are assigned in part (rather than in whole) to the operation, management, maintenance or repair of the Project to be charged to the Project on a prorated basis based on the actual amount of time spent by those individuals on the Project;

(k) general organizational, administrative and overhead costs relating to creating or maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses and all general corporate overhead and general administrative expenses not related to the operation of the Building or the Project;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale, financing or refinancing of the Project (including, Without limitation, transfer taxes);

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(s) net income taxes of Landlord or the owner of any interest in the Project, franchise, transfer, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project;

(u) salaries and benefits and other compensation to executives, officers or partners of Landlord above the grade of building manager or to any other person above the grade of building manager;

(v) Landlord’s costs of electricity and other services sold or provided to tenants in the Building (including Tenant) and for which Landlord is entitled to be reimbursed by such tenants as a separate additional charge or rental over and above the base rent or operating expenses payable under the lease with such tenant;

(w) costs incurred in connection with environmental cleanup, response action or remediation on, in or under or about the Project;

(x) any increase in insurance premiums to the extent such increase is caused or attributable to the use, occupancy or act of any other tenant;

(y) reserves for bad debts and rent loss reserves;

(z) the cost of any separate electrical meter Landlord may provide to any of the other tenants in the Building;

(aa) expenses allocable directly and solely to any retail space in the Building and to any garage in the Building;

(bb) lease concessions, including rental abatements and construction allowances granted to specific tenants;

(cc) the cost of repairs or other work to the extent Landlord is actually reimbursed by insurance or condemnation proceeds; and

(dd) repair costs resulting from the gross negligence or willful misconduct of Landlord or its employees, contractors or agents.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required, but not to exceed 180 days after the end of any calendar year), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year, Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, but after deducting all other amounts due Landlord.

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The Annual Statement shall be final and binding upon Tenant unless Tenant, within 60 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 60 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review.

Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. During the period of Landlord’s ownership of the Project prior to the Effective Date, Operating Expenses for any year in which the Project was not at least 95% occupied on average were computed as though the Project had been 95% occupied on average during such year. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord only for changes in the physical size of the Building or the Project occurring after the Effective Date. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use; provided, however, that Tenant shall not be responsible for any item of expense or cost reimbursable by any other tenant in the Project for any item of expense or cost reimbursable by such tenant that relates to a repair, replacement, or service that benefits only that tenant’s premises or only a portion of the Project that includes that tenant’s premises and not any portion of the Premises. Upon request from Tenant, Landlord shall provide reasonable information supporting the decision to make any such equitable adjustment. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit. Tenant shall deposit with Landlord, upon the delivery of an executed copy of this Lease to Landlord, the Premises West Security Deposit, and upon the Premises East Commencement Date, the Premises East Security Deposit (collectively, the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance

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reasonably satisfactory to Landlord; (ii) naming Landlord as beneficiary; (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder pursuant to this Section 6; (iv) issued by an FDIC-insured financial institution reasonably satisfactory to Landlord; and (v) redeemable by presentation of a sight draft in the state of California. Landlord acknowledges and agrees that, as of the Lease Date, Silicon Valley Bank satisfies the criteria of clause (iv) of the preceding sentence. However, the preceding sentence shall not limit Landlord’s right to reasonably disapprove of Silicon Valley Bank based on a material adverse change in the financial condition of Silicon Valley Bank occurring after the Lease Date if Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenants obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages under California Civil Code Section 1951.2, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use of all or any portion of the Security Deposit in accordance with this Section 6, Tenant shall pay Landlord within 10 days after demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. The Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Section 6), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee and the transferee’s written assumption of Landlord’s obligations under this Lease, or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions. Tenant shall comply with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act,

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42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall promptly following written notice from Landlord thereof discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, materially increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business safe on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated, to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use. Landlord’s consent under this Section 7 shall not be unreasonably withheld, delayed or conditioned.

Without cost to Tenant, Landlord shall be responsible for the compliance of the Common Areas of the Project with Legal Requirements (e.g., the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq., together with regulations promulgated pursuant thereto, “ADA”) in effect as of the Effective Date. From and after the Effective Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement takes effect after the Effective Date and is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expenses (to the extent such Legal Requirement takes effect after the Effective Date and is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Landlord has received no written notice from any Governmental Authority (as defined in Section 9 below) that the Premises are not in compliance with the applicable provisions of the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Tenant’s breach of its obligations under this Section 7, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any breach of its obligations under this Section 7.

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8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time; (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period; (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent; and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration of the Term or the earlier termination of the Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease, except that (A) during the first 30 days, commencing as of March 1, 2012, the monthly rental shall be equal to 125% of Base Rent in effect during the last 30 days of the Term, (B) during the next 30 days, the monthly rental shall be equal to 150% of Base Rent in effect during the last 30 days of the Term, and (C) thereafter, the monthly rental shall be equal to 175% of Base Rent in effect during the last 30-days of the Term. In addition, if Tenant remains in possession of the Premises after the expiration of the Term or the earlier termination of the Term without the express written consent of Landlord, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant beyond the Term, whether with or without consent of landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or the earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Effective Date (with respect to Premises West) and the Premises East Commencement Date (with respect to Premises East) or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on, or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof; or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project; or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking; or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority; or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s reasonable determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

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10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas within the Project designated by Landlord for non-reserved parking, subject in each case to Landlord’s reasonable rules and regulations. Landlord shall not charge Tenant for parking during the Base Term or the Extension Term, but thereafter, if Tenant continues to occupy the Premises, then Tenant shall pay Landlord’s prevailing rates for parking. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, hot and cold-water, electricity, heat, ventilation, and air conditioning, light, power, telephone, sewer, elevator service and other utilities (including gas and fire sprinklers to the extent the Projects plumbed for such services), refuse and trash collection and janitorial services in at least the quality and quantity presently provided to the Premises as of the Lease Date (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider and the expense of such Utilities shall be excluded from Operating Expenses. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s grossly negligent act or omission or willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Notwithstanding the preceding to the contrary, if Tenant is prevented from using, and does not use, the Premises or any material portion thereof as a result of any failure of Landlord to provide or repair/restore Utilities in accordance with this Section 11, then Tenant shall give Landlord written notice of such failure. If such failure continues for five (5) consecutive business days after Landlord’s receipt of any such notice (the “Eligibility Period”) and is solely due to Landlord’s gross negligence or willful misconduct (to the extent within Landlord’s reasonable control) (an “Abatement Event”), then Base Rent and Operating Expenses shall be abated or reduced, as the case may be, after the expiration of the Eligibility Period, for such time that such Abatement Event continues (the “Abatement Period”), in the proportion that the rentable area of the portion of the Premises that Tenant is actually prevented from using, and does not use, bears to the total rentable area of the Premises. Tenant’s right to abate Base Rent under this Section 11 shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event. This section shall not apply to any event described in Sections 18 or 19.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld, conditioned or delayed. Tenant may

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construct nonstructural Alterations in the Premises without Landlord’s prior approval if (i) the cost of any single project does not exceed $30,000, and (ii) the aggregate cost of all such work in any 12 month period does not exceed $60,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration (excluding Notice-Only Alterations) to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any reasonable expense incurred by Landlord by reason of work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or material subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) a sworn statement setting forth the names of all contractors and material subcontractors who did the work and final lien waivers from all such contractors and material subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay

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Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to be paid as administrative rent a fee of $1,000 per occurrence for its time and effort in preparing and negotiating such a waiver of lien.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit E-1 attached hereto and any items agreed by Landlord in writing to be included on Exhibit E-1 in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch. Notwithstanding anything to the contrary contained in this Section 12 or elsewhere in this Lease, Tenant shall have no obligation to remove (i) any wires, cables or similar equipment which Tenant or any other party (including Oscient) has installed in the Premises or in the risers or plenums of the Building prior to the Effective Date; (ii) any alterations or improvements or Installations in place in Premises West as of the Effective Date (whether installed by Tenant, Oscient, or any other party); or any alterations or improvements or Installations in place in Premises East as of the Premises East Commencement Date (whether installed by Tenant or any other party). Notwithstanding anything to the contrary set forth herein, Landlord and Tenant acknowledge and agree that the personal property set forth on Exhibit E-2 attached hereto (“Landlord’s’ Property”) is and shall remain the property of Landlord. Tenant shall have the right to use Landlord’s Property during the Term at no cost to Tenant. Upon the expiration or earlier termination of the Lease, Tenant shall surrender Landlord’s Property in the condition received, normal wear and tear, casualty and condemnation excepted.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain and repair all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements, and Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s business operations at the Premises. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

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14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days after Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 20 days Tenant becomes aware (as a result of notice from Landlord or otherwise) after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the reasonable cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for (i) injury or death to persons or damage to property occurring within or about the Premises, to the extent arising directly or indirectly out of Tenant’s use or occupancy of the Premises, or (ii) a breach or default by Tenant in the performance of any of its obligations under this Lease, unless caused by the willful misconduct or gross negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party. Subject to Section 36, Landlord hereby indemnifies and agrees to defend, save and hold Tenant harmless from and against any and all Claims for injury or death to persons or damage to property that arise solely from the gross negligence or willful misconduct of Landlord while at the Project but outside the Premises, unless caused by the willful misconduct or gross negligence of Tenant or any Tenant Party.

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17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of hot less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 10 days’ prior written notice shall have been given to Landlord from the insurer, contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal’ of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that, with respect to the property insurance; the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or’(iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective, officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the

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other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 10 business days after receipt of a notice from Landlord estimating a Restoration Period for the Premises that is longer than the Maximum Restoration Period. Unless Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as reasonably needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may be written notice to Landlord delivered within 5 business days after the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date air required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration which is desired by Tenant and which is not required to be done by Landlord, and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material. Clearances, if any, with respect to the Premises are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

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The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord, this Lease shall terminate and Rent shall be apportioned as of said date if part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for Tenant’s Property, moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Tenant’s first failure to pay any installment of Rent or any other payment hereunder otherwise due in any 12 calendar month period shall not constitute a Default unless such payment is not made within 5 business days after written notice from Landlord to Tenant.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises. Tenant shall not be deemed to have abandoned the Premises if Tenant continues to satisfy all of its obligations under this Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

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(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 20 days after Tenant becomes aware (as a result of notice from Landlord or otherwise) such lien is recorded against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 business days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice Thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 20 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 20 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. During the continuance of a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 10% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the due date until paid. Notwithstanding anything to the contrary set forth herein, Tenant shall not be liable for the late charge set forth in this Section 21(b) in regards to the first delinquent payment by Tenant in any twelve (12) calendar month period.

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(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor,

(ii) (Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate; As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Sari Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

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(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, Concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof, and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any resetting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its reasonable discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises arising by reason of Tenant’s Default. Any resetting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its reasonable discretion consistent with Landlord’s or its affiliates’ leasing practices in buildings similar to the Building may determine (“Landlord’s Leasing Terms”). Landlord shall make a commercially reasonable effort, consistent with Landlord’s Leasing Terms, to mitigate its damages after a termination of this Lease resulting from a Default by Tenant.

22. Assignment and Subletting.

(a) General Prohibition. Unless otherwise provided in this Section 22, without Landlord’s prior written consent (which consent shall not be unreasonably withheld or delayed), subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which, are not actively traded upon a stock

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exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing, such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (1) grant such consent; (ii) refuse such consent, in its reasonable discretion (provided that Landlord shall further have the right to review and approve or disapprove, in Landlord’s reasonable discretion, the proposed form of sublease prior to the effective date of any such subletting); or (iii) if the proposed sublease is for substantially the balance of the Term, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). Without limitation, it shall be reasonable for Landlord to withhold its consent to any assignment of this Lease or subletting of any portion of the Premises to an assignee or subtenant whose business reputation is objectionable in Landlord’s reasonable judgment, or if Landlord reasonably determines that the assignee or subtenant does not have the ability to fulfill the assignee’s or subtenant’s obligations under the assignment or sublease regarding the applicable portion of the Premises after the assignment of sublease. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

Notwithstanding the foregoing, (x) Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment and (y) Tenant shall have the right to assign this Lease, upon 30 days’ prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (A) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (B) the assignee has the financial ability to fulfill the assignee’s obligations under this Lease after the assignment, and (C) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Permitted Assignment”).

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(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in Default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease, Excluding Permitted Assignments, if Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section), and actual and reasonable brokerage fees, legal costs and any design and construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant,

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting, nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

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(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days after written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord or Tenant hereunder, or specifying such defaults if any are claimed; and (iii) setting forth such further factual information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease (subject to the terms of Section 20(q)), and, in any event, shall be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project provided the same do not unreasonably and materially interfere with the Permitted Use. The current rules and regulations are attached hereto as Exhibit D. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease, and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however, that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such

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Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver commercially reasonable instruments confirming such subordination, and such commercially reasonable instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust. Promptly, after execution of this Lease, Landlord shall use commercially reasonably efforts to procure from the Holder of any Mortgage existing as of the Lease Date, a Subordination, Non-Disturbance and Attornment Agreement (an “SNDA”) in the form attached as Exhibit G attached hereto, or, an agreement from such Holder that any SNDA executed by such Holder with respect to the Existing Lease is ratified and confirmed with respect to this Lease, with no loss of priority caused by the amending and restating of the Existing Lease by this Lease.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender to Landlord (i) Premises West substantially in the same condition as existed on August 1, 2004 (i.e., the commencement date under the Oscient Sublease), subject to any Alterations or Installations permitted by Landlord to remain in Premises West pursuant to Section 12 above, free of Hazardous Material’s brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, Premises West on or after August 1, 2004 by Tenant or any Tenant Party, or other person or entity (exclusive of Landlord or any of Landlord’s officers, directors, agents, representatives, servants, employees, invitees and contractors) after entering the Premises with Tenant’s consent (collectively, “Premises West Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 and Landlord’s repair obligations under this Lease excepted; and (ii) Premises East substantially in the same condition as existed on the Premises East Commencement Date, subject to any Alterations or Installations permitted by Landlord to remain in Premises East pursuant to Section 12 above, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, Premises East on or after the Premises East Commencement Date by Tenant, or any Tenant Party, or other person or entity (exclusive of Landlord or any of Landlord’s officers, directors, agents, representatives, servants, employees, invitees and contractors) after entering the Premises with Tenant’s consent (collectively, “Premises East Tenant HazMat Operations” and together with Premises West Tenant HazMat operations, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 and Landlord’s repair obligations under this Lease excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises by Tenant or any Tenant Party, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the

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request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project In violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored,

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handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused by or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Effective Date, with respect to Premises West, and prior to the Premises East Commencement Date, with respect to Premises East, a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous. Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver to Landlord a summary of any new Hazardous Materials that are brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises, with the requirement to submit the Hazardous Materials List and the summary to be satisfied by Tenant delivering to Landlord the Hazardous Material Business Plan which Tenant submits annually to the South San Francisco Fire Department and the County of San Mateo. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Effective Date, with respect to Premises West, and prior to the Premises East Commencement Date, with respect to Premises East, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so,

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which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this Lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition; at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental condition for which Tenant is responsible under this Lease that is identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

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(f) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of this Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall ‘ be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenants Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice of such default by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including, provided that such Holder and/or landlord is diligently pursuing obtaining possession of the Project, time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing provided that the successor landlord assumes this Lease in writing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written

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notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose, Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially and adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project.

34. Force Majeure. Neither Landlord nor Tenant shall be responsible or liable for delays in the performance of its obligations hereunder (except any obligation to pay a sum of money) when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord or Tenant (“Force Majeure”). Notwithstanding the foregoing, the obligation of either .party to pay a sum of money to the other party within a specified period of time under this Lease shall not be subject to extension as the result of Force Majeure.

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND

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AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decoration’s, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type reasonably acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

39. Intentionally Omitted.

40. Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have 1 right (the “Extension Right”) to extend the term of this Lease with respect to the entire Premises subject to this Lease at the time the Extension Right is exercised for 5 years (the “Extension Term”) (i.e., April 1, 2014 through March 31, 2019) on the same terms and conditions as this Lease (other than with respect to Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least 9 months prior to the expiration of the Base Term (i.e., not later than June 30, 2013). If Tenant fails to timely exercise the Extension Right, then the Extension Right shall automatically lapse and be of no further force and effect.

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Base Rent shall be increased on the commencement date of the Extension Term (i.e., April 1, 2014) to $3.15 per rentable square foot per month (NNN) for the first 12 Months of the Extension Term (i.e., April 1, 2014 through March 31, 2015), and on each annual anniversary of the commencement of the Extension Term (i.e., each April 1st) by multiplying the Base Rent payable immediately before such adjustment by 3% and adding the resulting amount to the Base Rent payable immediately before such adjustment.

(b) Rights Personal. The Extension Right is personal to Tenant and is not assignable to any other person (except in connection with a Permitted Assignment) without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease.

(c) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right whether or not the Defaults are cured.

(d) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right

(e) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (1) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

41. Intentionally Omitted.

42. Intentionally Omitted.

43. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address, within the continental United States, for receipt of future notices.

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(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord in electronic format true and complete copies of (i) Tenant’s most recent audited annual financial statements within 30 days after the annual audited financial statements are approved by Tenant’s Board of Directors, (ii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iii) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (iv) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any Interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Landlord’s and Tenant’s obligations under this Lease.

(j) OFAC. Each of Landlord and Tenant is currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

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(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof if there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(m) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(n) Project Specific Requirements. Tenant acknowledges that the use and operation of the Project are governed by, among other things, CC&Rs and Environmental CC&Rs, and Tenant acknowledges having reviewed copies of the same. Tenant agrees to comply with all of the terms of the CC&Rs and Environmental CC&Rs which are applicable to tenants of the Project including, without limitation, maintaining the insurance required under the Environmental CC&Rs. As used herein, (i) “CC&Rs” mean that certain Amended and Restated Declaration of Covenants, Conditions and Restrictions for Sierra Point recorded in the Official Records of San Mateo County on October 23, 1998, as amended; and (ii) “Environmental CC&Rs” mean that certain First Amended and Restated Declaration of Covenants, Conditions and Environmental Restrictions Relating to Environmental Compliance for Sierra Point, recorded in the Official Records of San Mateo County on October 20, 1999 as Instrument No. 1999-176058.

[Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

ACHAOGEN, INC.,
a Delaware corporation

By:	/s/ John C. Doyle
Its:	Chief Financial Officer

LANDLORD:

ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company.

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware Limited partnership, its managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, its general partner

		By:	/s/ Eric S. Johnson
		Its:	Vice President
Real Estate Legal Affairs

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7000 Shoreline/Achaogen

EXHIBIT A-1 TO LEASE

DESCRIPTION OF PREMISES WEST

(See attached)

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1
2
3
4
5
6
7
8
A
B
C
D
183'-6"
2'-0"
30'-0"
30'-0"
30'-0"
30'-0"
30'-0"
30'-0"
1'-6"
108'-0"
2'-0"
42'-0"
20'-0"
42'-0"
2'-0"
1801
1801A
1802
1803

EXHIBIT 1
NEW PREMISSES WEST

7000 Shoreline/Achaogen

EXHIBIT A-2 TO LEASE

DESCRIPTION OF PREMISES EAST

(See attached)

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A
B
C
D
15
14
13
12
11
10
0.2
7
8.2
8.4
8.6
8.8
8.9
30'-0"
26'-0"
BUILDING

EXHIBIT A-2
NEW PREMISES EAST

7000 Shoreline/Achaogen

EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

CITY OF SOUTH SAN FRANCISCO

PARCEL 1:

PARCEL C, AS SHOWN ON THAT CERTAIN MAP ENTITLED, “PARCEL MAP 98-044 LANDS OF SIERRA POINT, LLC, CITY OF SOUTH SAN FRANCISCO”, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON AUGUST 6, 1999, IN BOOK 71 OF PARCEL MAPS, AT PAGE(S) 71 AND 72.

PARCEL 2:

THOSE CERTAIN ACCESS EASEMENTS AS DESCRIBED IN THE FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR SIERRA POINT RECORDED AUGUST 6, 1999, AS DOCUMENT NO. 1999-134787, AND RERECORDED OCTOBER 20 1999, AS DOCUMENT NO. 1999-176057.

ASSESSOR’S PARCEL NO. 015-010-570 JOINT PLANT NO. 015-001-010-02.04A

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7000 Shoreline/Achaogen

EXHIBIT C TO LEASE

RELINQUISHED SPACE

(See attached)

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Rules and Regulations	7000 Shoreline/Achaogen

EXHIBIT D TO LEASE

RULES AND REGULATIONS

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Other than as expressly provided for in the Lease, Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, promptly upon Tenant’s request, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease; provided, however, that Tenant shall have the right to install customary equipment that is used for research and is part of scientific equipment (e.g., Autoclaves, washers with boilers built into them). The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in material violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

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Rules and Regulations	7000 Shoreline/Achaogen

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, If any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s Permitted Use of the Premises and shall keep all such machinery free of material vibration, noise and air waves which may be transmitted beyond the Premises.

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7000 Shoreline/Achaogen

EXHIBIT E-1 TO LEASE

REMOVABLE INSTALLATIONS

None.

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7000 Shoreline/Achaogen

EXHIBIT E-2 TO LEASE

LANDLORD’S PERSONAL PROPERTY

To be determined

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7000 Shoreline/Achaogen - Page 1

EXHIBIT F TO LEASE

WORK LETTER

THIS WORK LETTER (this “Work Letter”) is made and entered into by and between ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company (“Landlord”), and ACHAOGEN, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Amended and Restated Lease Agreement by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Zeryn Sarpangal (“Tenant’s Representative”) as the only person authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Todd Miller and Greg Gehlen (any such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change any Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect, general contractor and any subcontractors for the Tenant Improvements shall be selected by Landlord.

2. Tenant Improvements. As used herein, “Tenant Improvements” shall mean the improvements described on Schedule 1 attached hereto. The Tenant Improvements are further described on the construction budget attached hereto as Schedule 2. Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy. For informational purposes only, a construction schedule for the Tenant Improvements is attached hereto as Schedule 3. Landlord and Tenant acknowledge and agree that (i) a portion of the Tenant Improvements will include separately demising the Premises (the “Demising Work”), (ii) the Demising Work will be performed after the Premises East Commencement Date, (ii) the Demising Work will be performed during Tenant’s occupancy of the Premises. Tenant shall permit access to the Premises at all reasonable times to allow Landlord to perform the Demising Work. The completion of the Demising Work may have a material adverse effect on Tenant’s use and quiet enjoyment of the Premises and the operation of Tenant’s business at the Premises, including, without limitation, the creation of dust, noise and vibrations, none of which shall constitute a constructive eviction of Tenant, an interruption of Tenant’s use and quiet enjoyment of the Premises or result in any offset or abatement of Rent whatsoever, provided, that, Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s business in the Premises while performing the Demising Work.

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3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of designing, permitting and constructing the Tenant Improvements.

(b) Commencement and Permitting. After the Effective Date, Landlord shall promptly commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements and thereafter diligently prosecute such construction to completion. The cost of obtaining the TI Permit shall be payable by Landlord. Tenant shall reasonably assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv)to make reasonable adjustments for non-material field deviations or conditions encountered during the construction of Landlord’s Work.

(d) Selection of Materials. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute discretion.

(e) Construction Defects. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept Landlord’s Work. Tenant’s acceptance of Landlord’s Work shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers) or (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant shall defend with counsel reasonably acceptable to Landlord, indemnify and hold Landlord harmless from and against any claims arising out of or in connection with any such claim.

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7000 Shoreline/Achaogen - Page 3

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely by Tenant. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

4. Changes. Any changes requested by Tenant to the Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid by Tenant to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted.

5. Costs.

(a) TI Costs. Except as otherwise provided in Section 5(13) below, Landlord shall be responsible for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements and Landlord’s out-of-pocket expenses and all of Landlord’s project management fees (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, in no event shall Landlord be required to pay for any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(b) Excess TI Costs. Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that, Landlord shall have no obligation to bear any costs arising from or related to Tenant’s Changes to the Tenant Improvements, and the cost of Changes and Change Requests (collectively, “Excess TI Costs”). Upon Landlord’s request from time to time, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the Excess TI Costs. If Tenant fails to deposit any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease.

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7000 Shoreline/Achaogen - Page 4

6. No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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7000 Shoreline/Achaogen

SCHEDULE 1 TO WORK LETTER

SPACE PLAN

(See attached)

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A
B
C
D
7
8.2
8.4
8.6
8.8
8.9
10
10.2
11
12
13
14
15
30'-0"
26'-0"
42'-0"
1'-6"
BUILDING

EXHIBIT A–2
NEW PREMISES EAST

183'-6"
2'-0"
30'-0"
30'-0"
30'-0"
30'-0"
30'-0"
30'-0"
1'-6"
1
2
3
4
5
6
7
8
A
B
C
D
108'-0"
2'-0"
42'-0"
20'-0"
42'-0"
2'-0"
1801
1801A
1802
1803

EXHIBIT 1
NEW PREMISSES WEST

7000 Shoreline/Achaogen

SCHEDULE 2 TO WORK LETTER

CONSTRUCTION BUDGET

(See attached)

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7000 Shoreline - Achaogen 3rd Floor Modifications

Construction Budget

BUILDING INFORMATION

Address / Name	7000 Shoreline
Tenant	Achaogen
City	South San Francisco

TI HARD CONSTRUCTION COSTS

	Architectural & Structural	Cost in $	Notes
CONSTRUCTION COSTS	SITE WORK	$ -	
	FOUNDATIONS	$ -	
	SUBSTRUCTURE	$ -	
	SUPERSTRUCTURE	$ -	
	EXTERIOR SKIN	$ -	
	ROOFING	$ -	
	INTERIORS	$ -	
	Layout / Demo	$ 21,000	
	Concrete	$ -	
	Misc Metals	$ -	
	Rough Carpentry	$ 800	
	Millwork / Finish Carpentry	$ 8,900	
	Caulk / Waterproof / Insul	$ 800	
	Doors/Frames/Hardware	$ 15,000	
	Glazing	$ 3,000	
	Drywall/Wall Systems	$ 28,000	
	Tile / Stone	$ 8,000	
	Ceilings	$ 16,000	
	Floor Coverings	$ 14,000	
	Painting / wall covering	$ 5,000	
	Lab Casework	None Anticipated	By Tenant if needed
	Fume Hoods	None Anticipated	By Tenant if needed
	Misc. Interior/Specialties	$ 600	
	Window Coverings	$ 500	
	CONVEYING	$ -	
	FURNISHINGS	By Tenant	
	Projection Screen	$ 3,200	
	Food Service Equipment	None Anticipated	By Tenant if needec

	Mechanical / Plumbing	Cost in $	
COST	PLUMBING	$ 5,100	
	Process / Lab gases and water	None Anticipated	By Tenant if needed
	FIRE PROTECTION (incl Design)	$ 10,000	
	HVAC (Design, Ducts & Eq pre purchase)	$ 26,000	
	Controls	$ 3,000	
	Design Costs	$ 4,000	

	Electrical	Cost in $	
COST	ELECTRICAL	$ 38,000	
	COMMUNICATIONS (conduit allowance)	$ 2,000	
	FIRE ALARM	$ 7,500	
	Design Costs	$ 4,000	

	Management	Cost in $	
	PRECONSTRUCTION COSTS	$ 2,500

7000 Shoreline/Achaogen

SCHEDULE 3 TO WORK LETTER

CONSTRUCTION SCHEDULE

(See attached)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHT RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandra and the Alexandria Logo are

registered trademark of Alexandria Real Estate Equities, Inc.

Alexandira Real Estate Equities
3rd Floor Modifications

ID	Task Name	Duration	Start	Finish
1	PRECONSTRUCTION	36 days	Mon 1/10/11	Tue 3/1/11
2	Kick off Meeting	1 day	Mon 1/10/11	Mon 1/10/11
3	Schematic Design	7 days	Wed 1/12/11	Thu 1/20/11
4	ARES Review & Approval	5 days	Wed 1/19/11	Tue 1/25/11
5	Design Documentation	10 days	Wed 1/26/11	Tue 2/8/11
6	Define Scope & Baseline Dwgs.	20 days	Tue 1/11/11	Mon 2/7/11
7	Baseline to MEP Trades	0 days	Tue 2/8/11	Tue 2/8/11
8	MEP Baseline Coordination	12 days	Wed 2/9/11	Fri 2/25/11
9	Construction Documents	12 days	Wed 2/9/11	Fri 2/25/11
10	Compile Documents	1 day	Mon 2/28/11	Mon 2/28/11
11	Over the Counter Permit Meeting	1 day	Tue 3/1/11	Tue 3/1/11
12	Permit Issuance	0 days	Tue 3/1/11	Tue 3/1/11
13				
14	CONSTRUCTION	49 days	Wed 3/2/11	Tue 5/10/11
15	Phase 0 - Lobby Finishes	12 days	Mon 4/4/11	Wed 4/20/11
16	Safe-Off and Protect	2 days	Mon 4/4/11	Tue 4/5/11
17	Demo flooring & misc. finishes	2 days	Wed 4/6/11	Thu 4/7/11
18	Paint & drywall touch up	2 days	Mon 4/11/11	Tue 4/12/11
19	Install Tile & Base	4 days	Wed 4/13/11	Mon 4/18/11
20	Misc. Trim	1 day	Tue 4/19/11	Tue 4/19/11
21	Final Clean up	1 day	Wed 4/20/11	Wed 4/20/11
22	Phase 0 Complete	0 days	Wed 4/20/11	Wed 4/20/11
23				
24	Phase 1 - Servery Room and Board Room	25 days	Wed 3/2/11	Tue 4/5/11
25	Mobilize	2 days	Wed 3/2/11	Thu 3/3/11
26	Safe-Off and Protect	3 days	Wed 3/2/11	Fri 3/4/11
27	Demolition	3 days	Fri 3/4/11	Tue 3/8/11
28	Overhead MEP	2 days	Wed 3/9/11	Thu 3/10/11
29	Frame walls	2 days	Fri 3/11/11	Mon 3/14/11
30	Wall Rough-in	1 day	Tue 3/15/11	Tue 3/15/11
31	Sheetrock 1st side	2 days	Wed 3/16/11	Thu 3/17/11
32	Wall insulation	1 day	Fri 3/18/11	Fri 3/18/11
33	Sheetrock 2nd side	1 day	Mon 3/21/11	Mon 3/21/11
34	Tape, top, finish	4 days	Tue 3/22/11	Fri 3/25/11
35	Ceiling Wires	1 day	Mon 3/28/11	Mon 3/28/11
36	Prime & Paint	2 days	Thu 3/24/11	Fri 3/25/11
37	Door Frames	1 day	Mon 3/28/11	Mon 3/28/11
38	Acoustical rough-in	2 days	Fri 3/25/11	Mon 3/28/11
39	Drop light fixture	3 days	Tue 3/29/11	Thu 3/31/11
40	Carpet at Board Room and Servery VCT	3 days	Wed 3/30/11	Fri 4/1/11
41	Door & Hardware	2 days	Fri 4/1/11	Mon 4/4/11
42	Electrical/Data trimout	1 day	Mon 4/4/11	Mon 4/4/11
43	Air Balance	1 day	Tue 4/5/11	Tue 4/5/11
44	Final Clean	1 day	Tue 4/5/11	Tue 4/5/11
45	Phase 1 Complete	0 days	Tue 4/5/11	Tue 4/5/11
46				
47	Phase 2 Corridor & Door	24 days	Wed 4/6/11	Tue 5/10/11
48	Mobilize	1 day	Wed 4/6/11	Wed 4/6/11
49	Safe-Off and Protect	2 days	Thu 4/7/11	Mon 4/11/11
50	Demolition	3 days	Tue 4/12/11	Thu 4/14/11
51	Overhead MEP	4 days	Wed 4/13/11	Mon 4/18/11
52	Frame walls	3 days	Tue 4/19/11	Wed 4/20/11
53	Wall Rough-in	2 days	Wed 4/20/11	Thu 4/21/11
54	Sheetrock 1st side	2 days	Fri 4/22/11	Mon 4/25/11
55	Wall insulation	1 day	Fri 4/22/11	Fri 4/22/11
56	Sheetrock 2nd side	2 days	Mon 4/25/11	Tue 4/26/11
57	Tape, top, finish	6 days	Tue 4/26/11	Mon 5/2/11
58	Prime & Paint	2 days	Tue 5/3/11	Wed 5/4/11
59	Door Frames	2 days	Thu 5/5/11	Fri 5/6/11
60	Acoustical rough-in	1 day	Thu 5/5/11	Thu 5/5/11
61	Drop light fixture	1 day	Fri 5/6/11	Fri 5/6/11
62	Flooring	2 days	Mon 5/9/11	Tue 5/10/11
63	Door & Hardware	1 day	Mon 5/9/11	Mon 5/9/11
64	Electrical/Data trimout	1 day	Thu 5/5/11	Thu 5/5/11
65	Air Balance	1 day	Fri 5/6/11	Fri 5/6/11
66	Final Clean	1 day	Mon 5/9/11	Mon 5/9/11
67	Phase 2 Complete	0 days	Mon 5/9/11	Mon 5/9/11

February
March
April
May

7000 Shoreline/Achaogen

EXHIBIT G TO LEASE

FORM SNDA

(see attached)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHT RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandra and the Alexandria Logo are

registered trademark of Alexandria Real Estate Equities, Inc.

Recording Requested by

and when Recorded return to:

WELLS FARGO BANK, NA.

Commercial Mortgage Servicing

1320 Willow Pass Road, Suite 300

Concord, CA 94520

Attention: CMS Portfolio Services

Loan No.: 85-0203117

SUBORDINATION AGREEMENT

and

ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant’s Trade Name: ACHAOGEN, INC.

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE MORTGAGE-(DEFINED BELOW).

This SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is made as of December             , 2010 by and between Achaogen, Inc., a Delaware corporation (“Tenant”) and Bank of America, National Association, as successor by merger to LaSalle Bank, National Association, as Trustee for the registered holders of Bear Steams Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR13 (“Lender”), with reference to the following facts and intentions of the parties:

RECITALS

A.	ARE-San Francisco No. 17, LLC, a Delaware limited liability company (“Owner”) is the owner of the land and improvements commonly known as 7000 Shoreline Court, South San Francisco, California and more specifically described in Exhibit B attached hereto (“Property”) and the owner of the Landlord’s interest in the lease identified in Recital B below (“Lease”).

B.	Tenant is the owner of the tenant’s interest in that lease dated December 2010 executed by Owner, as landlord, and Tenant, as tenant (the “Lease”), which amends and restates that certain lease dated October 12, 2009 by and between Owner and Tenant related to certain space at the Property (the “Existing Lease”). Initially capitalized terms used and not defined herein shall have the meanings set forth in the Lease.

C.	Owner is indebted to Lender under a promissory note in the original principal amount of $146,000,000.00 which note is secured by, among other things, a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing encumbering the Property (“Mortgage”), dated July 21, 2006 and recorded July 21, 2006 in the Official Records of the County of San Mateo, State of California as Instrument No. 2006-109313 (“Mortgage”).

THEREFORE, the parties agree as follows:

1

1.	SUBORDINATION.

1.1	Prior Lien. The Mortgage, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien or charge on the Property prior and superior to the Lease.

1.2	Entire Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien or charge of the Mortgage, and shall supersede and cancel, but only insofar as would affect the priority between the Mortgage and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust, a mortgage or mortgages, a deed or deeds to secure debt or a trust indenture or trust indentures.

1.3	Disbursements. Lender, in making disbursements pursuant to the Note, the Mortgage or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part.

1.4	Subordination. Tenant intentionally and unconditionally waives, relinquishes and subordinates all of Tenant’s right, title and interest in and to the Property, to the lien of the Mortgage.

2.	NON-DISTURBANCE AND ATTORNMENT.

2.1	Non-Disturbance. Notwithstanding anything to the contrary contained in the Lease, so long as there shall exist no breach, default or event of default (beyond any period given to Tenant in the Lease to cure such default) on the part of Tenant under the Lease at the time of any foreclosure of the Mortgage, Lender agrees that the leasehold interest of Tenant under the Lease shall not be terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the provisions of the Lease.

2.2	Attornment. Notwithstanding anything to the contrary contained in the Lease, should title to the leased premises and the landlord’s interest in the Lease be transferred to Lender or any other person or entity (“New Owner”) by, or in-lieu of judicial or non-judicial foreclosure of the Mortgage, Tenant agrees, for the benefit of New Owner and effective immediately and automatically upon the occurrence of any such transfer, that: (a) Tenant shall pay to New Owner all rental payments required to be made by Tenant pursuant to the terms of the Lease for the remainder of the Lease term; (b) Tenant shall be bound to New Owner in accordance with all of the provisions of the Lease for the remainder of the Lease term; (c) Tenant hereby attorns to New Owner as its landlord, such attornment to be effective and self-operative without the execution of any further instrument; (d) New Owner shall not be liable for any default of any prior landlord under the Lease, including, without limitation, Owner, except where such default is continuing at the time New Owner acquires title to the leased premises and New Owner fails to cure same after receiving notice thereof; (e) New Owner shall not be subject to any offsets or defenses which Tenant may have against any prior landlord under the Lease, including, without limitation, Owner, except where such offsets or defenses arise out of a default of the prior landlord which is continuing at the time New Owner acquires title to the leased premises and New Owner fails to cure same after receiving notice thereof; and (f) New Owner shall not be liable for any obligations of landlord arising under’ the Lease following any subsequent transfer of the title to the leased premises by New Owner.

2

3.	ESTOPPEL. Tenant warrants and represents to Lender, as of the date hereof, that:

3.1	Lease Effective. The Lease has been duly executed and delivered by Tenant and, subject to the terms and conditions thereof the Lease is in full force and effect, the obligations of Tenant thereunder are valid and binding, and there have been no modifications or additions to the Lease, written or oral, other than those, if any, which are referenced above in Recital B.

3.2	No Default. To the best of Tenant’s knowledge: (a) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease either by Tenant or Owner; and (b) Tenant has no existing claims, defenses or offsets against rental due or to become due under the Lease.

3.3	Entire Agreement. The Lease and the Existing Lease together constitute the entire agreement between Owner and Tenant with respect to the Property, and Tenant claims no rights of any kind whatsoever with respect to the Property, other than as set forth in, the Lease and the Existing Lease.

3.4	Minimum Rent. As of the Premises East Commencement Date, the annual minimum rent under the Lease is $977,343.60, subject to any escalation, percentage rent and/or common area maintenance charges provided in the Lease.

3.5	Rental Payment Commencement Date. The rents stated in Section 3.4 above will begin upon the Premises East Commencement Date.

3.6	Rentable area. As of the Premises East Commencement Date, the rentable area of the leased premises will be 35,411 square feet.

3.7	Commencement Date. The term of the Lease will commence upon the mutual execution and delivery of the Lease.

3.8	Expiration Date. The term of the Lease will expire on March 31, 2014, subject to the extension options set forth in the Lease.

3.9	No Deposits or Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: A security deposit in the amount of $175,937.00, in the form of a letter of credit.

3.10	No Other Assignment. Tenant has received no notice, and is not otherwise aware of, any other assignment of the landlord’s interest in the Lease.

3.11	No Purchase Option or Refusal Rights. Tenant does not have any option or preferential right to purchase all or any part of the Property.

3

4.	MISCELLANEOUS.

4.1	Heirs, Successors and Assigns. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto. Whenever necessary or appropriate to give logical meaning to a provision of this Agreement, the term “Owner” shall be deemed to mean the then current owner of the Property and the landlord’s interest in the Lease.

4.2	Addresses; Request for Notice. All notices and other communications that are required or permitted to be given to a party under this Agreement shall be in writing and shall be sent to such party, either by personal delivery, by overnight delivery service, by certified first class mail, return receipt requested, or by facsimile transmission, to the address or facsimile number below. All such notices and communications shall be effective upon receipt of such delivery or facsimile transmission. The addresses and facsimile numbers of the parties shall be:

Tenant:	Lender:
Achaogen, Inc. 7000 Shoreline Court South San Francisco, CA 94080 Attention: Finance Department	Wells Fargo, N.A., as Master Servicer Attn: Portfolio Services 1320 Willow Pass Road, Ste 300 Concord, California 94520

FAX No.: 650-266-1130	FAX No.: 925-674-0567

provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement.

4.3	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

4.4	Section Headings. Section headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

4.5	Attorneys’ Fees. If any legal action, suit or proceeding is commenced between Tenant and Lender regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys’ fees and court costs (including, without limitation, expert witness fees). As used herein, the term “prevailing party” shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

4.6	INCORPORATION. Exhibit A, the owner’s consent is attached hereto and incorporated herein by this reference.

4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“LENDER”

Bank of America, National Association, as successor by merger to LaSalle Bank, National Association, as Trustee for the registered holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR13

By:	Wells Fargo Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated as of September 1, 2006, among BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., as Depositor, PRUDENTIAL ASSET RESOURCES, INC., as a Master Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Master Servicer, BELIOS AMC, LLC, as successor to LNR PARTNERS, INC., as General Special Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Administrator and as Tax Administrator, and BANK OF AMERICA, NATIONAL ASSOCIATION, as successor by merger to LASALLE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

“TENANT”

Achaogen, Inc., a Delaware corporation

By:
Its:

IT IS RECOMMENDED THAT PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE

PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

ALL SIGNATURES MUST BE ACKNOWLEDGED.

EXHIBIT A

OWNER’S CONSENT

The undersigned, which owns the Property and the landlord’s interest in the Lease, hereby consents to the execution of the foregoing SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, and to implementation of the agreements and transactions provided for therein.

“OWNER”

ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its managing member

	By:	ARE-QRS. CORP.,
a Maryland corporation, its general partner

By:
Its:

County of

On		before me,		,
	Date		Here Insert Name and Title of Officer

personally appeared		,
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.	Place Notary Seal Above

WITNESS my hand and official seal.

Signature
Signature of Notary Public

EXHIBIT B

(Description of Property)

EXHIBIT B to SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT dated as of October 12, 2009, executed by Achaogen, Inc., a Delaware corporation, as “Tenant”, and Bank of America, National Association, as successor by merger to LaSalle Bank, National Association, as Trustee for the registered holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR13 “Lender”.

All that certain land located in the County of San Mateo, State of California, described as follows:

PARCEL 1:

PARCEL C, AS SHOWN ON THAT CERTAIN MAP ENTITLED, “PARCEL MAP 98-044 LANDS OF SIERRA POINT, LLC, CITY OF SOUTH SAN FRANCISCO”, PILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON AUGUST 6, 1999, IN BOOK 71 OF PARCEL MAPS, AT PAGE(S) 71 AND 72.

PARCEL 2:

THOSE CERTAIN ACCESS EASEMENTS, PARKING LOT EASEMENTS, SEWER EASEMENTS AND STORM DRAIN EASEMENTS, AS DESCRIBED IN THE FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR SIERRA POINT-RECORDED AUGUST 6, 1999, AS DOCUMENT NO. 1999-334787, AND-RERECORDED OCTOBER 20-1999, AS DOCUMENT NO. 1999-176057.

ASSESSOR’S PARCEL NO. 015-010-570

7000 Shoreline/Achaogen

EXHIBIT H TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this             day of             , between ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company (“Landlord”), and ACHAOGEN, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of             , 2010 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein, shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Premises East Commencement Date is             ,             and the termination date of the Base Term of the Lease shall be midnight on             ,             . In case of a conflict between this Acknowledgment of Commencement Date and Lease, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

ACHAOGEN, INC.,
a Delaware corporation

By:
Its:

LANDLORD:

ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, its general partner

By:
Its:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHT RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandra and the Alexandria Logo are

registered trademark of Alexandria Real Estate Equities, Inc.